                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on April 15, 2003 and covers activity from February 25, 2003 through March 26, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of April, 2003.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 -----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                           Trust Totals
-----------------                                           ------------

Number of days in period                                              30
Beginning Principal Receivable Balance                 22,194,944,032.72
Special Funding Account Balance                                     0.00
Beginning Total Principal Balance                      22,194,944,032.72

Finance Charge Collections (excluding                     264,590,945.43
  Discount Option & Recoveries)
Discount Percentage                                                2.00%
Discount Option Receivables Collections                    88,609,296.54
Premium Option Receivables Collections                              0.00
Recoveries                                                 18,723,052.74
Total Collections of Finance Charge Receivables           371,923,294.71
Total Collections of Principal Receivables              4,341,855,530.35
Monthly Payment Rate                                            19.5624%
Defaulted amount                                          119,356,555.17
Annualized Default Rate                                          6.5487%
Trust Portfolio Yield                                           13.8450%
New Principal Receivables                               4,441,122,748.17
Ending Principal Receivables Balance                   22,174,854,695.37
Ending Required Minimum Principal Balance              19,094,150,000.00
Ending Transferor Amount                                4,329,854,695.37
Ending Special Funding Account Balance                              0.00
Ending Total Principal Balance                         22,174,854,695.37



B. Series Allocations                                                              Series 1998-1      Series 1999-1    Series 1999-2
---------------------                                                              -------------      -------------    -------------

Group Number                                                                                   2                  1                1
Invested Amount                                                                 1,000,000,000.00   1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                                        1,000,000,000.00   1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                                           0.00               0.00             0.00
Series Required Transferor Amount                                                  70,000,000.00      70,000,000.00    35,000,000.00
Series Allocation Percentage                                                               5.60%              5.60%            2.80%
Series Alloc. Finance Charge Collections                                           20,841,876.98      20,841,876.98    10,420,938.49
Series Allocable Recoveries                                                         1,049,204.41       1,049,204.41       524,602.21
Series Alloc. Principal Collections                                               243,309,360.06     243,309,360.06   121,654,680.03
Series Allocable Defaulted Amount                                                   6,688,515.28       6,688,515.28     3,344,257.64

B. Series Allocations                        Series 1999-3                         Series 1999-5                       Series 2000-1
---------------------                        -------------                         -------------                       -------------

Group Number                                             2                                     2                                   1
Invested Amount                           1,000,000,000.00                        500,000,000.00                      500,000,000.00
Adjusted Invested Amount                  1,000,000,000.00                        500,000,000.00                      500,000,000.00
Principal Funding Account Balance                     0.00                                  0.00                                0.00
Series Required Transferor Amount            70,000,000.00                         35,000,000.00                       35,000,000.00
Series Allocation Percentage                         5.60%                                 2.80%                               2.80%
Series Alloc. Finance Charge Collections     20,841,876.98                         10,420,938.49                       10,420,938.49
Series Allocable Recoveries                   1,049,204.41                            524,602.21                          524,602.21
Series Alloc. Principal Collections         243,309,360.06                        121,654,680.03                      121,654,680.03
Series Allocable Defaulted Amount             6,688,515.28                          3,344,257.64                        3,344,257.64

B. Series Allocations                        Series 2000-2      Series 2000-3      Series 2000-4      Series 2000-5    Series 2001-1
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                2
Invested Amount                             500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Adjusted Invested Amount                    500,000,000.00   1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            35,000,000.00      70,000,000.00      84,848,540.00      55,151,460.00    52,500,000.00
Series Allocation Percentage                         2.80%              5.60%              6.79%              4.42%            4.20%
Series Alloc. Finance Charge Collections     10,420,938.49      20,841,876.98      25,262,897.61      16,420,856.35    15,631,407.73
Series Allocable Recoveries                     524,602.21       1,049,204.41       1,271,763.75         826,645.07       786,903.31
Series Alloc. Principal Collections         121,654,680.03     243,309,360.06     294,920,628.14     191,698,091.99   182,482,020.05
Series Allocable Defaulted Amount             3,344,257.64       6,688,515.28       8,107,296.52       5,269,734.04     5,016,386.46

B. Series Allocations                        Series 2001-2      Series 2001-3      Series 2001-4      Series 2001-5    Series 2001-6
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             1                  2                  2                  2                2
Invested Amount                             250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Adjusted Invested Amount                    250,000,000.00     750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            17,500,000.00      52,500,000.00      50,750,000.00      35,000,000.00    49,000,000.00
Series Allocation Percentage                         1.40%              4.20%              4.06%              2.80%            3.92%
Series Alloc. Finance Charge Collections      5,210,469.24      15,631,407.73      15,110,360.81      10,420,938.49    14,589,313.89
Series Allocable Recoveries                     262,301.10         786,903.31         760,673.20         524,602.21       734,443.09
Series Alloc. Principal Collections          60,827,340.02     182,482,020.05     176,399,286.05     121,654,680.03   170,316,552.05
Series Allocable Defaulted Amount             1,672,128.82       5,016,386.46       4,849,173.58       3,344,257.64     4,681,960.70

B. Series Allocations                        Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3    Series 2002-4
---------------------                        -------------      -------------      -------------      -------------    -------------

Group Number                                             2                  2                  2                  2                2
Invested Amount                             650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Adjusted Invested Amount                    650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00   500,000,000.00
Principal Funding Account Balance                     0.00               0.00               0.00               0.00             0.00
Series Required Transferor Amount            45,500,000.00      64,400,000.00      65,800,000.00      64,400,000.00    35,000,000.00
Series Allocation Percentage                         3.64%              5.16%              5.27%              5.16%            2.80%
Series Alloc. Finance Charge Collections     13,547,220.04      19,174,526.82      19,591,364.36      19,174,526.82    10,420,938.49
Series Allocable Recoveries                     681,982.87         965,268.06         986,252.15         965,268.06       524,602.21
Series Alloc. Principal Collections         158,151,084.04     223,844,611.26     228,710,798.46     223,844,611.26   121,654,680.03
Series Allocable Defaulted Amount             4,347,534.93       6,153,434.06       6,287,204.36       6,153,434.06     3,344,257.64




B. Series Allocations                             Series 2002-5    Series 2002-6    Series 2003-1                        Trust Total
---------------------                             -------------    -------------    -------------                        -----------
Group Number                                                  2                2                2
Invested Amount                                  600,000,000.00   720,000,000.00   920,000,000.00                  17,845,000,000.00
Adjusted Invested Amount                         600,000,000.00   720,000,000.00   920,000,000.00                  17,845,000,000.00
Principal Funding Account Balance                          0.00             0.00             0.00                               0.00
Series Required Transferor Amount                 42,000,000.00    50,400,000.00    64,400,000.00                   1,249,150,000.00
Series Allocation Percentage                              3.36%            4.03%            5.16%                               100%
Series Alloc. Finance Charge Collections          12,505,126.19    15,006,151.43    19,174,526.82                     371,923,294.71
Series Allocable Recoveries                          629,522.65       755,427.18       965,268.06                      18,723,052.74
Series Alloc. Principal Collections              145,985,616.04   175,182,739.25   223,844,611.26                   4,341,855,530.35
Series Allocable Defaulted Amount                  4,013,109.17     4,815,731.00     6,153,434.06                     119,356,555.17

C. Group Allocations
--------------------

1. Group 1 Allocations                                                              Series 1999-1  Series 1999-2       Series 2000-1
----------------------                                                              -------------  -------------       -------------

Investor Finance Charge Collections                                                 16,757,117.93   8,378,558.97        8,378,558.97

Investor Monthly Interest                                                            4,457,854.17   2,361,322.92        2,845,854.17
Investor Default Amount                                                              5,377,646.14   2,688,823.07        2,688,823.07
Investor Monthly Fees                                                                1,666,666.67     833,333.33          833,333.33
Investor Additional Amounts                                                                  0.00           0.00                0.00
Total                                                                               11,502,166.98   5,883,479.32        6,368,010.57

Reallocated Investor Finance Charge Collections                                     16,757,117.93   8,378,558.97        8,378,558.97
Available Excess                                                                     5,254,950.96   2,495,079.65        2,010,548.40

1. Group 1 Allocations                            Series 2001-2                                                        Group 1 Total
----------------------                            -------------                                                        -------------

Investor Finance Charge Collections                4,189,279.48                                                        37,703,515.35

Investor Monthly Interest                          1,101,598.96                                                        10,766,630.21
Investor Default Amount                            1,344,411.54                                                        12,099,703.82
Investor Monthly Fees                                416,666.67                                                         3,750,000.00
Investor Additional Amounts                                0.00                                                                 0.00
Total                                              2,862,677.16                                                        26,616,334.03

Reallocated Investor Finance Charge Collections    4,189,279.48                                                        37,703,515.35
Available Excess                                   1,326,602.32                                                        11,087,181.32

2. Group 2 Allocations                            Series 1998-1    Series 1999-3                   Series 1999-5
----------------------                            -------------    -------------                   -------------

Investor Finance Charge Collections               16,757,117.93    16,757,117.93                    8,378,558.97

Investor Monthly Interest                          1,152,951.39     1,211,112.50                      645,209.72
Investor Default Amount                            5,377,646.14     5,377,646.14                    2,688,823.07
Investor Monthly Fees                              1,666,666.67     1,666,666.67                      833,333.33
Investor Additional Amounts                                0.00             0.00                            0.00
Total                                              8,197,264.20     8,255,425.31                    4,167,366.13

Reallocated Investor Finance Charge Collections   16,760,941.93    16,757,117.93                    8,378,558.97
Available Excess                                   8,559,853.74     8,501,692.63                    4,211,192.84

2. Group 2 Allocations                            Series 2000-2    Series 2000-3    Series 2000-4  Series 2000-5       Series 2001-1
----------------------                            -------------    -------------    -------------  -------------       -------------

Investor Finance Charge Collections                8,378,558.97    16,757,117.93    20,311,671.31  13,202,564.56       12,567,838.45

Investor Monthly Interest                            616,098.96     1,221,222.22     1,437,936.20     956,239.59          917,940.63
Investor Default Amount                            2,688,823.07     5,377,646.14     6,518,363.20   4,236,929.09        4,033,234.61
Investor Monthly Fees                                833,333.33     1,666,666.67     2,020,203.33   1,313,130.00        1,250,000.00
Investor Additional Amounts                                0.00             0.00             0.00           0.00                0.00
Total                                              4,138,255.36     8,265,535.03     9,976,502.73   6,506,298.68        6,201,175.23

Reallocated Investor Finance Charge Collections    8,378,558.97    16,757,117.93    20,311,671.31  13,202,564.56       12,567,838.45
Investment Funding Account Proceeds                                                          0.00
Available Excess                                   4,240,303.60     8,491,582.90    10,335,168.57   6,696,265.89        6,366,663.22



2. Group 2 Allocations                             Series 2001-3    Series 2001-4    Series 2001-5   Series 2001-6    Series 2001-7
----------------------                             -------------    -------------    -------------   -------------    -------------
Investor Finance Charge Collections                12,567,838.45    12,148,910.50     8,378,558.97   11,729,982.55    10,892,126.66

Investor Monthly Interest                             905,283.33       880,655.49       630,045.14      844,282.64       784,395.62
Investor Default Amount                             4,033,234.61     3,898,793.45     2,688,823.07    3,764,352.30     3,495,469.99
Investor Monthly Fees                               1,250,000.00     1,208,333.33       833,333.33    1,166,666.67     1,083,333.33
Investor Additional Amounts                                 0.00             0.00             0.00            0.00             0.00
Total                                               6,188,517.94     5,987,782.27     4,152,201.54    5,775,301.61     5,363,198.95

Reallocated Investor Finance Charge Collections    12,567,838.45    12,148,910.50     8,378,558.97   11,729,982.55    10,892,126.66
Investment Funding Account Proceeds
Available Excess                                    6,379,320.51     6,161,128.23     4,226,357.42    5,954,680.95     5,528,927.71

2. Group 2 Allocations                             Series 2002-1    Series 2002-2    Series 2002-3   Series 2002-4    Series 2002-5
----------------------                             -------------    -------------    -------------   -------------    -------------

Investor Finance Charge Collections                15,416,548.50    15,751,690.86    15,416,548.50    8,378,558.97    10,054,270.76

Investor Monthly Interest                           1,113,519.44     1,133,523.81     1,108,813.39      571,360.42       752,066.67
Investor Default Amount                             4,947,434.45     5,054,987.37     4,947,434.45    2,688,823.07     3,226,587.69
Investor Monthly Fees                               1,533,333.33     1,566,666.67     1,533,333.33      833,333.33     1,000,000.00
Investor Additional Amounts                                 0.00             0.00             0.00            0.00             0.00
Total                                               7,594,287.23     7,755,177.85     7,589,581.17    4,093,516.82     4,978,654.35

Reallocated Investor Finance Charge Collections    15,416,548.50    15,751,690.86    15,416,548.50    8,378,558.97    10,054,270.76
Investment Funding Account Proceeds
Available Excess                                    7,822,261.27     7,996,513.01     7,826,967.33    4,285,042.15     5,075,616.41

2. Group 2 Allocations                             Series 2002-6    Series 2003-1                                     Group 2 Total
----------------------                             -------------    -------------                                     -------------

Investor Finance Charge Collections                12,065,124.91    15,416,548.50                                    261,327,254.19

Investor Monthly Interest                             888,125.00     1,117,039.72                                     18,887,821.87
Investor Default Amount                             3,871,905.22     4,947,434.45                                     83,864,391.60
Investor Monthly Fees                               1,200,000.00     1,533,333.33                                     25,991,666.67
Investor Additional Amounts                                 0.00             0.00                                              0.00
Total                                               5,960,030.22     7,597,807.51                                    128,743,880.14

Reallocated Investor Finance Charge Collections    12,065,124.91    15,416,548.50                                    261,327,254.19
Investment Funding Account Proceeds                                                                                            0.00
Available Excess                                    6,105,094.69     7,818,740.99                                    132,583,374.05



D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                               276,521,522
61-90 Days Delinquent:                               160,885,315
90+ Days Delinquent:                                 253,884,171
Total 30+ Days Delinquent:                           691,291,008




Ii. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series        Total Investor       Transferors
A. Investor/transferor Allocations                       Allocations        Interest            Interest
----------------------------------                       -----------     --------------       -----------
Beginning Invested /Transferor Amount               1,243,762,624.42   1,000,000,000.00    243,762,624.42
Beginning Adjusted Invested Amount                               N/A   1,000,000,000.00               N/a
Floating Allocation Percentage                                   N/A           80.4012%          19.5988%
Principal Allocation Percentage                                  N/A           80.4012%          19.5988%
Collections of Finance Chg. Receivables                20,841,876.98      16,760,941.93      4,084,759.05
Collections of Principal Receivables                  243,309,360.06     195,623,630.50     47,685,729.57
Defaulted Amount                                        6,688,515.28       5,377,646.14      1,310,869.14

Ending Invested / Transferor Amounts                1,242,636,856.00   1,000,000,000.00    242,636,856.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                       Class A            Class B         Interest                 Total
--------------------------------------                       -------            -------        ----------                -----

Principal Funding Account                                       0.00               0.00              0.00                 0.00
Investment Proceeds for Monthly Period                          0.00               0.00              0.00                 0.00
Reserve Draw Amount                                             0.00               0.00              0.00                 0.00
Available Reserve Account Amount                        4,125,000.00               0.00              0.00         4,125,000.00
Reserve Account Surplus                                         0.00               0.00              0.00                 0.00

Coupon  March 17, 2003 to April 14, 2003                     1.3700%            1.5300%           1.8800%
Monthly Interest Due                                      910,479.17          98,600.00        143,872.22         1,152,951.39
Outstanding Monthly Interest Due                                0.00               0.00              0.00                 0.00
Additional Interest Due                                         0.00               0.00              0.00                 0.00
Total Interest Due                                        910,479.17          98,600.00        143,872.22         1,152,951.39
Investor Default Amount                                 4,436,558.07         430,211.69        510,876.38         5,377,646.14
Investor Monthly Fees Due                               1,375,000.00         133,333.33        158,333.33         1,666,666.67
Investor Additional Amounts Due
Total Due                                               6,722,037.23         662,145.02        813,081.94         8,197,264.20

Reallocated Investor Finance Charge Collections                                                                  16,757,117.93
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest On Reserve Account                                                                                           3,824.00
Series Adjusted Portfolio Yield                                                                                       13.8497%
Base Rate                                                                                                              3.5488%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                 Class A            Class B         Interest                 Total
--------------------------------------------                 -------            -------        ----------                -----

Beginning Certificates Balance                        825,000,000.00      80,000,000.00     95,000,000.00     1,000,000,000.00
Interest Distributions                                    910,479.17          98,600.00        143,872.22         1,152,951.39
Principal Deposits - Prin. Funding Account                      0.00               0.00              0.00                 0.00
Principal Distributions                                         0.00               0.00              0.00                 0.00
Total Distributions                                       910,479.17          98,600.00        143,872.22         1,152,951.39
Ending Certificates Balance                           825,000,000.00      80,000,000.00     95,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.23

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.23

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $143,872.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $143,872.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,824,622.30

       a. Class A Monthly Interest:                               $910,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,436,558.07
       e. Excess Spread:                                        $8,477,585.06

   2.  Class B Available Funds:                                 $1,340,569.43

       a. Class B Monthly Interest:                                $98,600.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,241,969.43

   3.  Collateral Available Funds:                              $1,591,926.20

       a. Excess Spread:                                        $1,591,926.20

   4.  Total Excess Spread:                                    $11,311,480.70

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 1998-1 Allocable Principal
       Collections:                                           $243,309,360.06

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:         $195,623,630.50

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $195,623,630.50

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,377,646.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $201,001,276.64

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $201,001,276.64

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                          $11,311,480.70
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $430,211.69
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $143,872.22
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $510,876.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,563,677.74

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5488%
       b. Prior Monthly Period                                        3.7638%
       c. Second Prior Monthly Period                                 3.3316%

   2.  Three Month Average Base Rate                                  3.5481%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8497%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



III. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest            Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount              1,243,762,624.42    1,000,000,000.00    243,762,624.42
Beginning Adjusted Invested Amount                              N/A    1,000,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               20,841,876.98       16,757,117.93      4,084,759.05
Collections of Principal Receivables                 243,309,360.06      195,623,630.50     47,685,729.57
Defaulted Amount                                       6,688,515.28        5,377,646.14      1,310,869.14

Ending Invested / Transferor Amounts               1,242,636,856.00    1,000,000,000.00    242,636,856.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    5.6000%             5.8500%           2.1300%
Monthly Interest Due                                   4,036,666.67          292,500.00        128,687.50          4,457,854.17
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                     4,036,666.67          292,500.00        128,687.50          4,457,854.17
Investor Default Amount                                4,651,663.91          322,658.77        403,323.46          5,377,646.14
Investor Monthly Fees Due                              1,441,666.67          100,000.00        125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                             10,129,997.25          715,158.77        657,010.96         11,502,166.98

Reallocated Investor Finance Charge Collections                                                                   16,757,117.93
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               7.7085%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       865,000,000.00       60,000,000.00     75,000,000.00      1,000,000,000.00
Interest Distributions                                 4,036,666.67          292,500.00        128,687.50          4,457,854.17
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                    4,036,666.67          292,500.00        128,687.50          4,457,854.17
Ending Certificates Balance                          865,000,000.00       60,000,000.00     75,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $128,687.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $128,687.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,494,907.01

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,651,663.91
       e. Excess Spread:                                        $5,806,576.43

   2.  Class B Available Funds:                                 $1,005,427.08

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $712,927.08

   3.  Collateral Available Funds:                              $1,256,783.85

       a. Excess Spread:                                        $1,256,783.85

   4.  Total Excess Spread:                                     $7,776,287.35

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $243,309,360.06

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $195,623,630.50

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $195,623,630.50

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,377,646.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $201,001,276.64

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $75,000,000.00

   2.  Required Collateral Invested Amount                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $201,001,276.64

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,776,287.35
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $322,658.77
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $128,687.50
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $403,323.46
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,254,950.96

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.7084%
       b. Prior Monthly Period                                        8.2719%
       c. Second Prior Monthly Period                                 6.6055%

   2.  Three Month Average Base Rate                                  7.5286%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



IV. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest            Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                621,881,312.21      500,000,000.00    121,881,312.21
Beginning Adjusted Invested Amount                              N/A      500,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               10,420,938.49        8,378,558.97      2,042,379.52
Collections of Principal Receivables                 121,654,680.03       97,811,815.25     23,842,864.78
Defaulted Amount                                       3,344,257.64        2,688,823.07        655,434.57

Ending Invested / Transferor Amounts                 621,318,428.00      500,000,000.00    121,318,428.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    5.9500%             6.1000%           2.1300%
Monthly Interest Due                                   2,144,479.17          152,500.00         64,343.75          2,361,322.92
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                     2,144,479.17          152,500.00         64,343.75          2,361,322.92
Investor Default Amount                                2,325,831.96          161,329.38        201,661.73          2,688,823.07
Investor Monthly Fees Due                                720,833.33           50,000.00         62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                              5,191,144.46          363,829.38        328,505.48          5,883,479.32

Reallocated Investor Finance Charge Collections                                                                    8,378,558.97
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               8.0417%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       432,500,000.00       30,000,000.00     37,500,000.00        500,000,000.00
Interest Distributions                                 2,144,479.17          152,500.00         64,343.75          2,361,322.92
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                    2,144,479.17          152,500.00         64,343.75          2,361,322.92
Ending Certificates Balance                          432,500,000.00       30,000,000.00     37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $64,343.75

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $64,343.75

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,247,453.51

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,325,831.96
       e. Excess Spread:                                        $2,777,142.38

   2.  Class B Available Funds:                                   $502,713.54

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $350,213.54

   3.  Collateral Available Funds:                                $628,391.92

       a. Excess Spread:                                          $628,391.92

   4.  Total Excess Spread:                                     $3,755,747.84

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $121,654,680.03

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $97,811,815.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $97,811,815.25

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,688,823.07

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $100,500,638.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $100,500,638.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,755,747.84
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $161,329.38
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $64,343.75
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $201,661.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,495,079.65

O. Yield and Base Rate

     1.  Base Rate
       a. Current Monthly Period                                      8.0417%
       b. Prior Monthly Period                                        8.6299%
       c. Second Prior Monthly Period                                 6.8898%

   2.  Three Month Average Base Rate                                  7.8538%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



V. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series            Total Investor       Transferors
A. Investor/Transferor Allocations                   Allocations            Interest           Interest
----------------------------------                   -----------         --------------       -----------
Beginning Invested /Transferor Amount              1,243,762,624.42    1,000,000,000.00    243,762,624.42
Beginning Adjusted Invested Amount                              N/A    1,000,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               20,841,876.98       16,757,117.93      4,084,759.05
Collections of Principal Receivables                 243,309,360.06      195,623,630.50     47,685,729.57
Defaulted Amount                                       6,688,515.28        5,377,646.14      1,310,869.14

Ending Invested / Transferor Amounts               1,242,636,856.00    1,000,000,000.00    242,636,856.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4200%             1.6200%           2.1300%
Monthly Interest Due                                     943,708.33          104,400.00        163,004.17          1,211,112.50
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       943,708.33          104,400.00        163,004.17          1,211,112.50
Investor Default Amount                                4,436,558.07          430,211.69        510,876.38          5,377,646.14
Investor Monthly Fees Due                              1,375,000.00          133,333.33        158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,755,266.40          667,945.02        832,213.88          8,255,425.31

Reallocated Investor Finance Charge Collections                                                                   16,757,117.93
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6220%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       825,000,000.00       80,000,000.00     95,000,000.00      1,000,000,000.00
Interest Distributions                                   943,708.33          104,400.00        163,004.17          1,211,112.50
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      943,708.33          104,400.00        163,004.17          1,211,112.50
Ending Certificates Balance                          825,000,000.00       80,000,000.00     95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $163,004.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $163,004.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,824,622.30

       a. Class A Monthly Interest:                               $943,708.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,436,558.07
       e. Excess Spread:                                        $8,444,355.89

   2.  Class B Available Funds:                                 $1,340,569.43

       a. Class B Monthly Interest:                               $104,400.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,236,169.43

   3.  Collateral Available Funds:                              $1,591,926.20

       a. Excess Spread:                                        $1,591,926.20

   4.  Total Excess Spread:                                    $11,272,451.53

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $243,309,360.06

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $195,623,630.50

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $195,623,630.50

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,377,646.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $201,001,276.64

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $201,001,276.64

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $11,272,451.53
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $430,211.69
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $163,004.17
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $510,876.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,501,692.63

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6220%
       b. Prior Monthly Period                                        3.8370%
       c. Second Prior Monthly Period                                 3.4048%

   2.  Three Month Average Base Rate                                  3.6213%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



VI. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations          Interest          Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                621,881,312.21      500,000,000.00    121,881,312.21
Beginning Adjusted Invested Amount                              N/A      500,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               10,420,938.49        8,378,558.97      2,042,379.52
Collections of Principal Receivables                 121,654,680.03       97,811,815.25     23,842,864.78
Defaulted Amount                                       3,344,257.64        2,688,823.07        655,434.57

Ending Invested / Transferor Amounts                 621,318,428.00      500,000,000.00    121,318,428.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.5200%             1.7600%           2.1800%
Monthly Interest Due                                     505,083.33           56,711.11         83,415.28            645,209.72
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       505,083.33           56,711.11         83,415.28            645,209.72
Investor Default Amount                                2,218,279.03          215,105.85        255,438.19          2,688,823.07
Investor Monthly Fees Due                                687,500.00           66,666.67         79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,410,862.37          338,483.62        418,020.14          4,167,366.13

Reallocated Investor Finance Charge Collections                                                                    8,378,558.97
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.7219%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00
Interest Distributions                                   505,083.33           56,711.11         83,415.28            645,209.72
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      505,083.33           56,711.11         83,415.28            645,209.72
Ending Certificates Balance                          412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.22

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.22

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.42

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.42

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $83,415.28

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $83,415.28

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,912,311.15

       a. Class A Monthly Interest:                               $505,083.33
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,218,279.03
       e. Excess Spread:                                        $4,188,948.78

   2.  Class B Available Funds:                                   $670,284.72

       a. Class B Monthly Interest:                                $56,711.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $613,573.61

   3.  Collateral Available Funds:                                $795,963.10

       a. Excess Spread:                                          $795,963.10

   4.  Total Excess Spread:                                     $5,598,485.49

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $121,654,680.03

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $97,811,815.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $97,811,815.25

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,688,823.07

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $100,500,638.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $100,500,638.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,598,485.49
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $215,105.85
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $83,415.28
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $255,438.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,211,192.84

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.7218%
       b. Prior Monthly Period                                        3.9368%
       c. Second Prior Monthly Period                                 3.5046%

   2.  Three Month Average Base Rate                                  3.7211%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



VII. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                621,881,312.21      500,000,000.00    121,881,312.21
Beginning Adjusted Invested Amount                              N/A      500,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               10,420,938.49        8,378,558.97      2,042,379.52
Collections of Principal Receivables                 121,654,680.03       97,811,815.25     23,842,864.78
Defaulted Amount                                       3,344,257.64        2,688,823.07        655,434.57

Ending Invested / Transferor Amounts                 621,318,428.00      500,000,000.00    121,318,428.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    7.2000%             7.4000%           2.1800%
Monthly Interest Due                                   2,595,000.00          185,000.00         65,854.17          2,845,854.17
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                     2,595,000.00          185,000.00         65,854.17          2,845,854.17
Investor Default Amount                                2,325,831.96          161,329.38        201,661.73          2,688,823.07
Investor Monthly Fees Due                                720,833.33           50,000.00         62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                              5,641,665.29          396,329.38        330,015.90          6,368,010.57

Reallocated Investor Finance Charge Collections                                                                    8,378,558.97
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               9.2614%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       432,500,000.00       30,000,000.00     37,500,000.00        500,000,000.00
Interest Distributions                                 2,595,000.00          185,000.00         65,854.17          2,845,854.17
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                    2,595,000.00          185,000.00         65,854.17          2,845,854.17
Ending Certificates Balance                          432,500,000.00       30,000,000.00     37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $65,854.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $65,854.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,247,453.51

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,325,831.96
       e. Excess Spread:                                        $2,326,621.55

   2.  Class B Available Funds:                                   $502,713.54

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $317,713.54

   3.  Collateral Available Funds:                                $628,391.92

       a. Excess Spread:                                          $628,391.92

   4.  Total Excess Spread:                                     $3,272,727.01

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $121,654,680.03

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $97,811,815.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $97,811,815.25

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,688,823.07

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $100,500,638.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $37,500,000.00

   2.  Required Collateral Invested Amount                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $100,500,638.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $3,272,727.01
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $161,329.38
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $65,854.17
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $201,661.73
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $2,010,548.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      9.2614%
       b. Prior Monthly Period                                        9.9396%
       c. Second Prior Monthly Period                                 7.9307%

   2.  Three Month Average Base Rate                                  9.0439%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



VIII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                621,881,312.21      500,000,000.00    121,881,312.21
Beginning Adjusted Invested Amount                              N/A      500,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               10,420,938.49        8,378,558.97      2,042,379.52
Collections of Principal Receivables                 121,654,680.03       97,811,815.25     23,842,864.78
Defaulted Amount                                       3,344,257.64        2,688,823.07        655,434.57

Ending Invested / Transferor Amounts                 621,318,428.00      500,000,000.00    121,318,428.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4450%             1.6300%           2.1800%
Monthly Interest Due                                     480,161.46           52,522.22         83,415.28            616,098.96
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       480,161.46           52,522.22         83,415.28            616,098.96
Investor Default Amount                                2,218,279.03          215,105.85        255,438.19          2,688,823.07
Investor Monthly Fees Due                                687,500.00           66,666.67         79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,385,940.49          334,294.73        418,020.14          4,138,255.36

Reallocated Investor Finance Charge Collections                                                                    8,378,558.97
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6486%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions                Class A             Class B        Interest                   Total
--------------------------------------------                -------             -------        ---------                  -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00
Interest Distributions                                   480,161.46           52,522.22         83,415.28            616,098.96
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      480,161.46           52,522.22         83,415.28            616,098.96
Ending Certificates Balance                          412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.16

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $83,415.28

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $83,415.28

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,912,311.15

       a. Class A Monthly Interest:                               $480,161.46
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,218,279.03
       e. Excess Spread:                                        $4,213,870.66

   2.  Class B Available Funds:                                   $670,284.72

       a. Class B Monthly Interest:                                $52,522.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $617,762.50

   3.  Collateral Available Funds:                                $795,963.10

       a. Excess Spread:                                          $795,963.10

   4.  Total Excess Spread:                                     $5,627,596.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $121,654,680.03

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $97,811,815.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $97,811,815.25

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,688,823.07

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $100,500,638.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $100,500,638.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,627,596.25
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $215,105.85
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $83,415.28
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $255,438.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,240,303.60

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6486%
       b. Prior Monthly Period                                        3.8635%
       c. Second Prior Monthly Period                                 3.4313%

   2.  Three Month Average Base Rate                                  3.6478%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



IX. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest            Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount              1,243,762,624.42    1,000,000,000.00    243,762,624.42
Beginning Adjusted Invested Amount                              N/A    1,000,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               20,841,876.98       16,757,117.93      4,084,759.05
Collections of Principal Receivables                 243,309,360.06      195,623,630.50     47,685,729.57
Defaulted Amount                                       6,688,515.28        5,377,646.14      1,310,869.14

Ending Invested / Transferor Amounts               1,242,636,856.00    1,000,000,000.00    242,636,856.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4400%             1.6300%           2.0800%
Monthly Interest Due                                     957,000.00          105,044.44        159,177.78          1,221,222.22
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       957,000.00          105,044.44        159,177.78          1,221,222.22
Investor Default Amount                                4,436,558.07          430,211.69        510,876.38          5,377,646.14
Investor Monthly Fees Due                              1,375,000.00          133,333.33        158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,768,558.07          668,589.47        828,387.49          8,265,535.03

Reallocated Investor Finance Charge Collections                                                                   16,757,117.93
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6348%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       825,000,000.00       80,000,000.00     95,000,000.00      1,000,000,000.00
Interest Distributions                                   957,000.00          105,044.44        159,177.78          1,221,222.22
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      957,000.00          105,044.44        159,177.78          1,221,222.22
Ending Certificates Balance                          825,000,000.00       80,000,000.00     95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.16

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $159,177.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $159,177.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,824,622.30

       a. Class A Monthly Interest:                               $957,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,436,558.07
       e. Excess Spread:                                        $8,431,064.23

   2.  Class B Available Funds:                                 $1,340,569.43

       a. Class B Monthly Interest:                               $105,044.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,235,524.99

   3.  Collateral Available Funds:                              $1,591,926.20

       a. Excess Spread:                                        $1,591,926.20

   4.  Total Excess Spread:                                    $11,258,515.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $243,309,360.06

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $195,623,630.50

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $195,623,630.50

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,377,646.14

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $201,001,276.64

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $95,000,000.00

   2.  Required Collateral Invested Amount                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $201,001,276.64

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $11,258,515.42
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $430,211.69
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $159,177.78
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $510,876.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,491,582.90

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6348%
       b. Prior Monthly Period                                        3.8497%
       c. Second Prior Monthly Period                                 3.4175%

   2.  Three Month Average Base Rate                                  3.6340%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



X. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Series          Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount              1,507,592,039.83    1,212,122,000.00    295,470,039.83
Beginning Adjusted Invested Amount                              N/A    1,212,122,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               25,262,897.61       20,311,671.31      4,951,226.30
Collections of Principal Receivables                 294,920,628.14      237,119,706.24     57,800,921.90
Defaulted Amount                                       8,107,296.52        6,518,363.20      1,588,933.32

Ending Invested / Transferor Amounts               1,506,227,471.17    1,212,122,000.00    294,105,471.17


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.3838%             1.6088%           2.1300%
Monthly Interest Due                                   1,114,687.50          125,667.06        197,581.64          1,437,936.20
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                     1,114,687.50          125,667.06        197,581.64          1,437,936.20
Investor Default Amount                                5,377,646.14          521,470.35        619,246.71          6,518,363.20
Investor Monthly Fees Due                              1,666,666.67          161,616.67        191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                              8,159,000.31          808,754.07      1,008,748.35          9,976,502.73

Reallocated Investor Finance Charge Collections                                                                   20,311,671.31
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.5908%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A             Class B          Interest                  Total
--------------------------------------------               -------             -------         ----------                 -----

Beginning Certificates Balance                     1,000,000,000.00       96,970,000.00    115,152,000.00      1,212,122,000.00
Interest Distributions                                 1,114,687.50          125,667.06        197,581.64          1,437,936.20
Interest Deposits - Interest Funding Account          (1,114,687.50)        (125,667.06)             0.00         (1,240,354.56)
Interest Funding Account Distributions                         0.00                0.00              0.00                  0.00
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                            0.00                0.00        197,581.64            197,581.64
Ending Interest Funding Account Balance                1,114,687.50          125,667.06              0.00          1,240,354.56
Ending Certificates Balance                        1,000,000,000.00       96,970,000.00    115,152,000.00      1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.11

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $197,581.64

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $197,581.64

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$16,757,117.93

       a. Class A Monthly Interest:                             $1,114,687.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $5,377,646.14
       e. Excess Spread:                                       $10,264,784.29

   2.  Class B Available Funds:                                 $1,624,937.73

       a. Class B Monthly Interest:                               $125,667.06
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,499,270.67

   3.  Collateral Available Funds:                              $1,929,615.64

       a. Excess Spread:                                        $1,929,615.64

   4.  Total Excess Spread:                                    $13,693,670.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $294,920,628.14

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $237,119,706.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $237,119,706.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $6,518,363.20

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $243,638,069.44

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                             $115,152,000.00

   2.  Required Collateral Invested Amount                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $243,638,069.44

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $13,693,670.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $521,470.35
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $197,581.64
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $619,246.71
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                $10,335,168.57

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5908%
       b. Prior Monthly Period                                        3.8906%
       c. Second Prior Monthly Period                                 3.4298%

   2.  Three Month Average Base Rate                                  3.6371%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7779%
       c. Second Prior Monthly Period                                13.3065%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6431%



XI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor      Transferors
A. Investor/Transferor Allocations                      Allocations          Interest          Interest
----------------------------------                      -----------       --------------      -----------
Beginning Invested /Transferor Amount                979,933,209.00      787,878,000.00    192,055,209.00
Beginning Adjusted Invested Amount                              N/A      787,878,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               16,420,856.35       13,202,564.56      3,218,291.79
Collections of Principal Receivables                 191,698,091.99      154,127,554.75     37,570,537.24
Defaulted Amount                                       5,269,734.04        4,236,929.09      1,032,804.95

Ending Invested / Transferor Amounts                 979,046,240.83      787,878,000.00    191,168,240.83


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4200%             1.6600%           2.1300%
Monthly Interest Due                                     743,527.78           84,285.12        128,426.69            956,239.59
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       743,527.78           84,285.12        128,426.69            956,239.59
Investor Default Amount                                3,495,469.99          338,953.04        402,506.06          4,236,929.09
Investor Monthly Fees Due                              1,083,333.33          105,050.00        124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                              5,322,331.10          528,288.15        655,679.42          6,506,298.68

Reallocated Investor Finance Charge Collections                                                                   13,202,564.56
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6253%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       650,000,000.00       63,030,000.00     74,848,000.00        787,878,000.00
Interest Distributions                                   743,527.78           84,285.12        128,426.69            956,239.59
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      743,527.78           84,285.12        128,426.69            956,239.59
Ending Certificates Balance                          650,000,000.00       63,030,000.00     74,848,000.00        787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $128,426.69

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $128,426.69

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,892,126.66

       a. Class A Monthly Interest:                               $743,527.78
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,495,469.99
       e. Excess Spread:                                        $6,653,128.89

   2.  Class B Available Funds:                                 $1,056,201.14

       a. Class B Monthly Interest:                                $84,285.12
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $971,916.03

   3.  Collateral Available Funds:                              $1,254,236.76

       a. Excess Spread:                                        $1,254,236.76

   4.  Total Excess Spread:                                     $8,879,281.68

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $191,698,091.99

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $154,127,554.75

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $154,127,554.75

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,236,929.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $158,364,483.84

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $74,848,000.00

   2.  Required Collateral Invested Amount                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $158,364,483.84

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,879,281.68
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $338,953.04
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $128,426.69
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $402,506.06
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,696,265.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6253%
       b. Prior Monthly Period                                        3.8402%
       c. Second Prior Monthly Period                                 3.4080%

   2.  Three Month Average Base Rate                                  3.6245%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      ---------------      -----------
Beginning Invested /Transferor Amount                932,821,968.31      750,000,000.00    182,821,968.31
Beginning Adjusted Invested Amount                              N/A      750,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               15,631,407.73       12,567,838.45      3,063,569.28
Collections of Principal Receivables                 182,482,020.05      146,717,722.87     35,764,297.18
Defaulted Amount                                       5,016,386.46        4,033,234.61        983,151.85

Ending Invested / Transferor Amounts                 931,977,642.00      750,000,000.00    181,977,642.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4200%             1.7000%           2.2300%
Monthly Interest Due                                     707,781.25           82,166.67        127,992.71            917,940.63
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       707,781.25           82,166.67        127,992.71            917,940.63
Investor Default Amount                                3,327,418.55          322,658.77        383,157.29          4,033,234.61
Investor Monthly Fees Due                              1,031,250.00          100,000.00        118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              5,066,449.80          504,825.44        629,900.00          6,201,175.23

Reallocated Investor Finance Charge Collections                                                                   12,567,838.45
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6382%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00
Interest Distributions                                   707,781.25           82,166.67        127,992.71            917,940.63
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      707,781.25           82,166.67        127,992.71            917,940.63
Ending Certificates Balance                          618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.37

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.37

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $127,992.71

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $127,992.71

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,368,466.72

       a. Class A Monthly Interest:                               $707,781.25
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,327,418.55
       e. Excess Spread:                                        $6,333,266.92

   2.  Class B Available Funds:                                 $1,005,427.08

       a. Class B Monthly Interest:                                $82,166.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $923,260.41

   3.  Collateral Available Funds:                              $1,193,944.65

       a. Excess Spread:                                        $1,193,944.65

   4.  Total Excess Spread:                                     $8,450,471.98

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $182,482,020.05

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $146,717,722.87

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $146,717,722.87

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,033,234.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $150,750,957.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $150,750,957.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,450,471.98
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $322,658.77
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $127,992.71
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $383,157.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,366,663.22

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6382%
       b. Prior Monthly Period                                        3.8531%
       c. Second Prior Monthly Period                                 3.4209%

   2.  Three Month Average Base Rate                                  3.6374%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor      Transferors
A. Investor/Transferor Allocations                      Allocations          Interest          Interest
----------------------------------                      -----------       --------------      -----------
Beginning Invested /Transferor Amount                310,940,656.10      250,000,000.00     60,940,656.10
Beginning Adjusted Invested Amount                              N/A      250,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables                5,210,469.24        4,189,279.48      1,021,189.76
Collections of Principal Receivables                  60,827,340.02       48,905,907.62     11,921,432.39
Defaulted Amount                                       1,672,128.82        1,344,411.54        327,717.28

Ending Invested / Transferor Amounts                 310,659,214.00      250,000,000.00     60,659,214.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    5.5300%             5.8300%           2.1300%
Monthly Interest Due                                     996,552.08           72,875.00         32,171.88          1,101,598.96
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       996,552.08           72,875.00         32,171.88          1,101,598.96
Investor Default Amount                                1,162,915.98           80,664.69        100,830.87          1,344,411.54
Investor Monthly Fees Due                                360,416.67           25,000.00         31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                              2,519,884.73          178,539.69        164,252.74          2,862,677.16

Reallocated Investor Finance Charge Collections                                                                    4,189,279.48
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               7.6437%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       216,250,000.00       15,000,000.00     18,750,000.00        250,000,000.00
Interest Distributions                                   996,552.08           72,875.00         32,171.88          1,101,598.96
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      996,552.08           72,875.00         32,171.88          1,101,598.96
Ending Certificates Balance                          216,250,000.00       15,000,000.00     18,750,000.00        250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $32,171.88

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $32,171.88

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,623,726.75

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,162,915.98
       e. Excess Spread:                                        $1,464,258.69

   2.  Class B Available Funds:                                   $251,356.77

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $178,481.77

   3.  Collateral Available Funds:                                $314,195.96

       a. Excess Spread:                                          $314,195.96

   4.  Total Excess Spread:                                     $1,956,936.42

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $60,827,340.02

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $48,905,907.62

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $48,905,907.62

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,344,411.54

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $50,250,319.16

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $18,750,000.00

   2.  Required Collateral Invested Amount                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $50,250,319.16

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,956,936.42
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $80,664.69
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $32,171.88
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $100,830.87
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,326,602.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.6437%
       b. Prior Monthly Period                                        8.2024%
       c. Second Prior Monthly Period                                 6.5503%

   2.  Three Month Average Base Rate                                  7.4654%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XIV. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                932,821,968.31      750,000,000.00    182,821,968.31
Beginning Adjusted Invested Amount                              N/A      750,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               15,631,407.73       12,567,838.45      3,063,569.28
Collections of Principal Receivables                 182,482,020.05      146,717,722.87     35,764,297.18
Defaulted Amount                                       5,016,386.46        4,033,234.61        983,151.85

Ending Invested / Transferor Amounts                 931,977,642.00      750,000,000.00    181,977,642.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4100%             1.6600%           2.1300%
Monthly Interest Due                                     702,796.88           80,233.33        122,253.13            905,283.33
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       702,796.88           80,233.33        122,253.13            905,283.33
Investor Default Amount                                3,327,418.55          322,658.77        383,157.29          4,033,234.61
Investor Monthly Fees Due                              1,031,250.00          100,000.00        118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              5,061,465.43          502,892.10        624,160.41          6,188,517.94

Reallocated Investor Finance Charge Collections                                                                   12,567,838.45
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6169%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00
Interest Distributions                                   702,796.88           80,233.33        122,253.13            905,283.33
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      702,796.88           80,233.33        122,253.13            905,283.33
Ending Certificates Balance                          618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $122,253.13

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $122,253.13

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,368,466.72

       a. Class A Monthly Interest:                               $702,796.88
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,327,418.55
       e. Excess Spread:                                        $6,338,251.30

   2.  Class B Available Funds:                                 $1,005,427.08

       a. Class B Monthly Interest:                                $80,233.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $925,193.74

   3.  Collateral Available Funds:                              $1,193,944.65

       a. Excess Spread:                                        $1,193,944.65

   4.  Total Excess Spread:                                     $8,457,389.69

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $182,482,020.05

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $146,717,722.87

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $146,717,722.87

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,033,234.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $150,750,957.48

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $71,250,000.00

   2.  Required Collateral Invested Amount                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $150,750,957.48

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,457,389.69
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $322,658.77
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $122,253.13
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $383,157.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,379,320.51

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6169%
       b. Prior Monthly Period                                        3.8319%
       c. Second Prior Monthly Period                                 3.3997%

   2.  Three Month Average Base Rate                                  3.6162%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations        Interest             Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                901,727,902.70      725,000,000.00    176,727,902.70
Beginning Adjusted Invested Amount                              N/A      725,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               15,110,360.81       12,148,910.50      2,961,450.31
Collections of Principal Receivables                 176,399,286.05      141,827,132.11     34,572,153.94
Defaulted Amount                                       4,849,173.58        3,898,793.45        950,380.12

Ending Invested / Transferor Amounts                 900,911,720.60      725,000,000.00    175,911,720.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4100%             1.6600%           2.2300%
Monthly Interest Due                                     679,370.31           77,558.89        123,726.28            880,655.49
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       679,370.31           77,558.89        123,726.28            880,655.49
Investor Default Amount                                3,216,504.60          311,903.48        370,385.38          3,898,793.45
Investor Monthly Fees Due                                996,875.00           96,666.67        114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                              4,892,749.91          486,129.03        608,903.33          5,987,782.27

Reallocated Investor Finance Charge Collections                                                                   12,148,910.50
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6265%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       598,125,000.00       58,000,000.00     68,875,000.00        725,000,000.00
Interest Distributions                                   679,370.31           77,558.89        123,726.28            880,655.49
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      679,370.31           77,558.89        123,726.28            880,655.49
Ending Certificates Balance                          598,125,000.00       58,000,000.00     68,875,000.00        725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $123,726.28

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $123,726.28

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,022,851.16

       a. Class A Monthly Interest:                               $679,370.31
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,216,504.60
       e. Excess Spread:                                        $6,126,976.25

   2.  Class B Available Funds:                                   $971,912.84

       a. Class B Monthly Interest:                                $77,558.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $894,353.95

   3.  Collateral Available Funds:                              $1,154,146.50

       a. Excess Spread:                                        $1,154,146.50

   4.  Total Excess Spread:                                     $8,175,476.70

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $176,399,286.05

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $141,827,132.11

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $141,827,132.11

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,898,793.45

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $145,725,925.56

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,875,000.00

   2.  Required Collateral Invested Amount                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $145,725,925.56

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $8,175,476.70
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $311,903.48
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $123,726.28
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $370,385.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,161,128.23

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6265%
       b. Prior Monthly Period                                        3.8415%
       c. Second Prior Monthly Period                                 3.4093%

   2.  Three Month Average Base Rate                                  3.6258%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XVI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                621,881,312.21      500,000,000.00    121,881,312.21
Beginning Adjusted Invested Amount                              N/A      500,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               10,420,938.49        8,378,558.97      2,042,379.52
Collections of Principal Receivables                 121,654,680.03       97,811,815.25     23,842,864.78
Defaulted Amount                                       3,344,257.64        2,688,823.07        655,434.57

Ending Invested / Transferor Amounts                 621,318,428.00      500,000,000.00    121,318,428.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4600%             1.7300%           2.3300%
Monthly Interest Due                                     485,145.83           55,744.44         89,154.86            630,045.14
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       485,145.83           55,744.44         89,154.86            630,045.14
Investor Default Amount                                2,218,279.03          215,105.85        255,438.19          2,688,823.07
Investor Monthly Fees Due                                687,500.00           66,666.67         79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,390,924.87          337,516.96        423,759.72          4,152,201.54

Reallocated Investor Finance Charge Collections                                                                    8,378,558.97
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6837%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00
Interest Distributions                                   485,145.83           55,744.44         89,154.86            630,045.14
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      485,145.83           55,744.44         89,154.86            630,045.14
Ending Certificates Balance                          412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.18

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.18

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $89,154.86

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $89,154.86

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,912,311.15

       a. Class A Monthly Interest:                               $485,145.83
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,218,279.03
       e. Excess Spread:                                        $4,208,886.28

   2.  Class B Available Funds:                                   $670,284.72

       a. Class B Monthly Interest:                                $55,744.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $614,540.27

   3.  Collateral Available Funds:                                $795,963.10

       a. Excess Spread:                                          $795,963.10

   4.  Total Excess Spread:                                     $5,619,389.66

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $121,654,680.03

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $97,811,815.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $97,811,815.25

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,688,823.07

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $100,500,638.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $100,500,638.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,619,389.66
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $215,105.85
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $89,154.86
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $255,438.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,226,357.42

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6837%
       b. Prior Monthly Period                                        3.8986%
       c. Second Prior Monthly Period                                 3.4664%

   2.  Three Month Average Base Rate                                  3.6829%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XVII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations          Interest          Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                870,633,837.09      700,000,000.00    170,633,837.09
Beginning Adjusted Invested Amount                              N/A      700,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               14,589,313.89       11,729,982.55      2,859,331.33
Collections of Principal Receivables                 170,316,552.05      136,936,541.35     33,380,010.70
Defaulted Amount                                       4,681,960.70        3,764,352.30        917,608.40

Ending Invested / Transferor Amounts                 869,845,799.20      700,000,000.00    169,845,799.20


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4000%             1.6300%           2.2300%
Monthly Interest Due                                     651,291.67           73,531.11        119,459.86            844,282.64
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       651,291.67           73,531.11        119,459.86            844,282.64
Investor Default Amount                                3,105,590.65          301,148.18        357,613.47          3,764,352.30
Investor Monthly Fees Due                                962,500.00           93,333.33        110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,719,382.31          468,012.63        587,906.66          5,775,301.61

Reallocated Investor Finance Charge Collections                                                                   11,729,982.55
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6158%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       577,500,000.00       56,000,000.00     66,500,000.00        700,000,000.00
Interest Distributions                                   651,291.67           73,531.11        119,459.86            844,282.64
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      651,291.67           73,531.11        119,459.86            844,282.64
Ending Certificates Balance                          577,500,000.00       56,000,000.00     66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.13

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $119,459.86

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $119,459.86

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,677,235.61

       a. Class A Monthly Interest:                               $651,291.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,105,590.65
       e. Excess Spread:                                        $5,920,353.29

   2.  Class B Available Funds:                                   $938,398.60

       a. Class B Monthly Interest:                                $73,531.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $864,867.49

   3.  Collateral Available Funds:                              $1,114,348.34

       a. Excess Spread:                                        $1,114,348.34

   4.  Total Excess Spread:                                     $7,899,569.13

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $170,316,552.05

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $136,936,541.35

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $136,936,541.35

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,764,352.30

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $140,700,893.65

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $66,500,000.00

   2.  Required Collateral Invested Amount                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $140,700,893.65

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,899,569.13
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $301,148.18
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $119,459.86
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $357,613.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,954,680.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6157%
       b. Prior Monthly Period                                        3.8307%
       c. Second Prior Monthly Period                                 3.3985%

   2.  Three Month Average Base Rate                                  3.6150%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XVIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations        Interest            Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                808,445,705.87      650,000,000.00    158,445,705.87
Beginning Adjusted Invested Amount                              N/A      650,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               13,547,220.04       10,892,126.66      2,655,093.38
Collections of Principal Receivables                 158,151,084.04      127,155,359.82     30,995,724.22
Defaulted Amount                                       4,347,534.93        3,495,469.99        852,064.94

Ending Invested / Transferor Amounts                 807,713,956.40      650,000,000.00    157,713,956.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4000%             1.6400%           2.2300%
Monthly Interest Due                                     604,770.83           68,697.78        110,927.01            784,395.63
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       604,770.83           68,697.78        110,927.01            784,395.63
Investor Default Amount                                2,883,762.74          279,637.60        332,069.65          3,495,469.99
Investor Monthly Fees Due                                893,750.00           86,666.67        102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                              4,382,283.58          435,002.04        545,913.33          5,363,198.95

Reallocated Investor Finance Charge Collections                                                                   10,892,126.66
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6166%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       536,250,000.00       52,000,000.00     61,750,000.00        650,000,000.00
Interest Distributions                                   604,770.83           68,697.78        110,927.01            784,395.63
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      604,770.83           68,697.78        110,927.01            784,395.63
Ending Certificates Balance                          536,250,000.00       52,000,000.00     61,750,000.00        650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.13

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $110,927.01

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $110,927.01

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,986,004.49

       a. Class A Monthly Interest:                               $604,770.83
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,883,762.74
       e. Excess Spread:                                        $5,497,470.91

   2.  Class B Available Funds:                                   $871,370.13

       a. Class B Monthly Interest:                                $68,697.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $802,672.35

   3.  Collateral Available Funds:                              $1,034,752.03

       a. Excess Spread:                                        $1,034,752.03

   4.  Total Excess Spread:                                     $7,334,895.30

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $158,151,084.04

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $127,155,359.82

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $127,155,359.82

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,495,469.99

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $130,650,829.82

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $61,750,000.00

   2.  Required Collateral Invested Amount                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $130,650,829.82

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $7,334,895.30
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $279,637.60
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $110,927.01
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $332,069.65
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,528,927.71

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6166%
       b. Prior Monthly Period                                        3.8315%
       c. Second Prior Monthly Period                                 3.3993%

   2.  Three Month Average Base Rate                                  3.6158%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XIX. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount              1,144,261,614.46      920,000,000.00    224,261,614.46
Beginning Adjusted Invested Amount                              N/A      920,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               19,174,526.82       15,416,548.50      3,757,978.32
Collections of Principal Receivables                 223,844,611.26      179,973,740.06     43,870,871.20
Defaulted Amount                                       6,153,434.06        4,947,434.45      1,205,999.61

Ending Invested / Transferor Amounts               1,143,225,907.52      920,000,000.00    223,225,907.52


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.3900%             1.6800%           2.3300%
Monthly Interest Due                                     849,869.17           99,605.33        164,044.94          1,113,519.44
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       849,869.17           99,605.33        164,044.94          1,113,519.44
Investor Default Amount                                4,081,633.42          395,794.76        470,006.27          4,947,434.45
Investor Monthly Fees Due                              1,265,000.00          122,666.67        145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,196,502.59          618,066.76        779,717.88          7,594,287.23

Reallocated Investor Finance Charge Collections                                                                   15,416,548.50
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6211%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00
Interest Distributions                                   849,869.17           99,605.33        164,044.94          1,113,519.44
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      849,869.17           99,605.33        164,044.94          1,113,519.44
Ending Certificates Balance                          759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $164,044.94

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $164,044.94

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,718,652.51

       a. Class A Monthly Interest:                               $849,869.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,081,633.42
       e. Excess Spread:                                        $7,787,149.92

   2.  Class B Available Funds:                                 $1,233,323.88

       a. Class B Monthly Interest:                                $99,605.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,133,718.55

   3.  Collateral Available Funds:                              $1,464,572.11

       a. Excess Spread:                                        $1,464,572.11

   4.  Total Excess Spread:                                    $10,385,440.58

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $223,844,611.26

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $179,973,740.06

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $179,973,740.06

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,947,434.45

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $184,921,174.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $184,921,174.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                          $10,385,440.58
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $395,794.76
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $164,044.94
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $470,006.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,822,261.27

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6211%
       b. Prior Monthly Period                                        3.8360%
       c. Second Prior Monthly Period                                 3.4038%

   2.  Three Month Average Base Rate                                  3.6203%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount              1,169,136,866.95      940,000,000.00    229,136,866.95
Beginning Adjusted Invested Amount                              N/A      940,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               19,591,364.36       15,751,690.86      3,839,673.50
Collections of Principal Receivables                 228,710,798.46      183,886,212.67     44,824,585.79
Defaulted Amount                                       6,287,204.36        5,054,987.37      1,232,216.99

Ending Invested / Transferor Amounts               1,168,078,644.64      940,000,000.00    228,078,644.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.3900%             1.6700%           2.2800%
Monthly Interest Due                                     868,344.58          101,164.89        164,014.33          1,133,523.81
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       868,344.58          101,164.89        164,014.33          1,133,523.81
Investor Default Amount                                4,170,364.58          404,398.99        480,223.80          5,054,987.37
Investor Monthly Fees Due                              1,292,500.00          125,333.33        148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                              6,331,209.17          630,897.21        793,071.47          7,755,177.85

Reallocated Investor Finance Charge Collections                                                                   15,751,690.86
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6154%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       775,500,000.00       75,200,000.00     89,300,000.00        940,000,000.00
Interest Distributions                                   868,344.58          101,164.89        164,014.33          1,133,523.81
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      868,344.58          101,164.89        164,014.33          1,133,523.81
Ending Certificates Balance                          775,500,000.00       75,200,000.00     89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $164,014.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $164,014.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,995,144.96

       a. Class A Monthly Interest:                               $868,344.58
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,170,364.58
       e. Excess Spread:                                        $7,956,435.79

   2.  Class B Available Funds:                                 $1,260,135.27

       a. Class B Monthly Interest:                               $101,164.89
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,158,970.38

   3.  Collateral Available Funds:                              $1,496,410.63

       a. Excess Spread:                                        $1,496,410.63

   4.  Total Excess Spread:                                    $10,611,816.80

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $228,710,798.46

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $183,886,212.67

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $183,886,212.67

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,054,987.37

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $188,941,200.04

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $89,300,000.00

   2.  Required Collateral Invested Amount                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $188,941,200.04

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,611,816.80
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $404,398.99
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $164,014.33
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $480,223.80
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,996,513.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6154%
       b. Prior Monthly Period                                        3.8304%
       c. Second Prior Monthly Period                                 3.3982%

   2.  Three Month Average Base Rate                                  3.6147%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XXI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount              1,144,261,614.46      920,000,000.00    224,261,614.46
Beginning Adjusted Invested Amount                              N/A      920,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               19,174,526.82       15,416,548.50      3,757,978.32
Collections of Principal Receivables                 223,844,611.26      179,973,740.06     43,870,871.20
Defaulted Amount                                       6,153,434.06        4,947,434.45      1,205,999.61

Ending Invested / Transferor Amounts               1,143,225,907.52      920,000,000.00    223,225,907.52


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.3900%             1.6600%           2.2800%
Monthly Interest Due                                     849,869.17           98,419.56        160,524.67          1,108,813.39
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       849,869.17           98,419.56        160,524.67          1,108,813.39
Investor Default Amount                                4,081,633.42          395,794.76        470,006.27          4,947,434.45
Investor Monthly Fees Due                              1,265,000.00          122,666.67        145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,196,502.59          616,880.98        776,197.61          7,589,581.17

Reallocated Investor Finance Charge Collections                                                                   15,416,548.50
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6146%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00
Interest Distributions                                   849,869.17           98,419.56        160,524.67          1,108,813.39
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      849,869.17           98,419.56        160,524.67          1,108,813.39
Ending Certificates Balance                          759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $160,524.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $160,524.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,718,652.51

       a. Class A Monthly Interest:                               $849,869.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,081,633.42
       e. Excess Spread:                                        $7,787,149.92

   2.  Class B Available Funds:                                 $1,233,323.88

       a. Class B Monthly Interest:                                $98,419.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,134,904.32

   3.  Collateral Available Funds:                              $1,464,572.11

       a. Excess Spread:                                        $1,464,572.11

   4.  Total Excess Spread:                                    $10,386,626.36

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $223,844,611.26

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $179,973,740.06

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $179,973,740.06

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,947,434.45

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $184,921,174.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $184,921,174.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                          $10,386,626.36
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $395,794.76
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $160,524.67
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $470,006.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,826,967.33

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6146%
       b. Prior Monthly Period                                        3.8296%
       c. Second Prior Monthly Period                                 3.3974%

   2.  Three Month Average Base Rate                                  3.6139%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XXII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                621,881,312.21      500,000,000.00    121,881,312.21
Beginning Adjusted Invested Amount                              N/A      500,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               10,420,938.49        8,378,558.97      2,042,379.52
Collections of Principal Receivables                 121,654,680.03       97,811,815.25     23,842,864.78
Defaulted Amount                                       3,344,257.64        2,688,823.07        655,434.57

Ending Invested / Transferor Amounts                 621,318,428.00      500,000,000.00    121,318,428.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.3200%             1.5900%           2.1300%
Monthly Interest Due                                     438,625.00           51,233.33         81,502.08            571,360.42
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       438,625.00           51,233.33         81,502.08            571,360.42
Investor Default Amount                                2,218,279.03          215,105.85        255,438.19          2,688,823.07
Investor Monthly Fees Due                                687,500.00           66,666.67         79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,344,404.03          333,005.85        416,106.94          4,093,516.82

Reallocated Investor Finance Charge Collections                                                                    8,378,558.97
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.5360%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00
Interest Distributions                                   438,625.00           51,233.33         81,502.08            571,360.42
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      438,625.00           51,233.33         81,502.08            571,360.42
Ending Certificates Balance                          412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.06

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.06

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.28

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $81,502.08

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $81,502.08

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,912,311.15

       a. Class A Monthly Interest:                               $438,625.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,218,279.03
       e. Excess Spread:                                        $4,255,407.11

   2.  Class B Available Funds:                                   $670,284.72

       a. Class B Monthly Interest:                                $51,233.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $619,051.38

   3.  Collateral Available Funds:                                $795,963.10

       a. Excess Spread:                                          $795,963.10

   4.  Total Excess Spread:                                     $5,670,421.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $121,654,680.03

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $97,811,815.25

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $97,811,815.25

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,688,823.07

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $100,500,638.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $47,500,000.00

   2.  Required Collateral Invested Amount                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $100,500,638.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,670,421.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $215,105.85
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $81,502.08
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $255,438.19
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,285,042.15

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.5360%
       b. Prior Monthly Period                                        3.7509%
       c. Second Prior Monthly Period                                 3.3187%

   2.  Three Month Average Base Rate                                  3.5352%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XXIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations          Interest          Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                746,257,574.65      600,000,000.00    146,257,574.65
Beginning Adjusted Invested Amount                              N/A      600,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               12,505,126.19       10,054,270.76      2,450,855.43
Collections of Principal Receivables                 145,985,616.04      117,374,178.30     28,611,437.74
Defaulted Amount                                       4,013,109.17        3,226,587.69        786,521.48

Ending Invested / Transferor Amounts                 745,582,113.60      600,000,000.00    145,582,113.60


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4500%             1.7300%           2.3300%
Monthly Interest Due                                     578,187.50           66,893.33        106,985.83            752,066.67
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       578,187.50           66,893.33        106,985.83            752,066.67
Investor Default Amount                                2,661,934.84          258,127.01        306,525.83          3,226,587.69
Investor Monthly Fees Due                                825,000.00           80,000.00         95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,065,122.34          405,020.35        508,511.66          4,978,654.35

Reallocated Investor Finance Charge Collections                                                                   10,054,270.76
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6753%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       495,000,000.00       48,000,000.00     57,000,000.00        600,000,000.00
Interest Distributions                                   578,187.50           66,893.33        106,985.83            752,066.67
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      578,187.50           66,893.33        106,985.83            752,066.67
Ending Certificates Balance                          495,000,000.00       48,000,000.00     57,000,000.00        600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.17

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.17

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $106,985.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $106,985.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,294,773.38

       a. Class A Monthly Interest:                               $578,187.50
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,661,934.84
       e. Excess Spread:                                        $5,054,651.04

   2.  Class B Available Funds:                                   $804,341.66

       a. Class B Monthly Interest:                                $66,893.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $737,448.33

   3.  Collateral Available Funds:                                $955,155.72

       a. Excess Spread:                                          $955,155.72

   4.  Total Excess Spread:                                     $6,747,255.09

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $145,985,616.04

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $117,374,178.30

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $117,374,178.30

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,226,587.69

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $120,600,765.98

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $57,000,000.00

   2.  Required Collateral Invested Amount                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $120,600,765.98

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,747,255.09
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $258,127.01
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $106,985.83
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $306,525.83
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,075,616.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6753%
       b. Prior Monthly Period                                        3.8903%
       c. Second Prior Monthly Period                                 3.4581%

   2.  Three Month Average Base Rate                                  3.6746%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XXIV. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations        Interest            Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount                895,509,089.58      720,000,000.00    175,509,089.58
Beginning Adjusted Invested Amount                              N/A      720,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               15,006,151.43       12,065,124.91      2,941,026.51
Collections of Principal Receivables                 175,182,739.25      140,849,013.96     34,333,725.29
Defaulted Amount                                       4,815,731.00        3,871,905.22        943,825.78

Ending Invested / Transferor Amounts                 894,698,536.32      720,000,000.00    174,698,536.32


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.4200%             1.7300%           2.3300%
Monthly Interest Due                                     679,470.00           80,272.00        128,383.00            888,125.00
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       679,470.00           80,272.00        128,383.00            888,125.00
Investor Default Amount                                3,194,321.81          309,752.42        367,831.00          3,871,905.22
Investor Monthly Fees Due                                990,000.00           96,000.00        114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                              4,863,791.81          486,024.42        610,214.00          5,960,030.22

Reallocated Investor Finance Charge Collections                                                                   12,065,124.91
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6502%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       594,000,000.00       57,600,000.00     68,400,000.00        720,000,000.00
Interest Distributions                                   679,470.00           80,272.00        128,383.00            888,125.00
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      679,470.00           80,272.00        128,383.00            888,125.00
Ending Certificates Balance                          594,000,000.00       57,600,000.00     68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $128,383.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $128,383.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,953,728.05

       a. Class A Monthly Interest:                               $679,470.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,194,321.81
       e. Excess Spread:                                        $6,079,936.24

   2.  Class B Available Funds:                                   $965,209.99

       a. Class B Monthly Interest:                                $80,272.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $884,937.99

   3.  Collateral Available Funds:                              $1,146,186.87

       a. Excess Spread:                                        $1,146,186.87

   4.  Total Excess Spread:                                     $8,111,061.10

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $175,182,739.25

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $140,849,013.96

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $140,849,013.96

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,871,905.22

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $144,720,919.18

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $68,400,000.00

   2.  Required Collateral Invested Amount                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $144,720,919.18

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $8,111,061.10
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $309,752.42
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $128,383.00
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $367,831.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,105,094.69

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6502%
       b. Prior Monthly Period                                        3.8652%
       c. Second Prior Monthly Period                                 3.4330%

   2.  Three Month Average Base Rate                                  3.6495%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                13.3049%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         13.6417%



XXV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations        Interest            Interest
----------------------------------                      -----------      --------------       -----------
Beginning Invested /Transferor Amount              1,144,261,614.46      920,000,000.00    224,261,614.46
Beginning Adjusted Invested Amount                              N/A      920,000,000.00               N/A
Floating Allocation Percentage                                  N/A            80.4012%          19.5988%
Principal Allocation Percentage                                 N/A            80.4012%          19.5988%
Collections of Finance Chg. Receivables               19,174,526.82       15,416,548.50      3,757,978.32
Collections of Principal Receivables                 223,844,611.26      179,973,740.06     43,870,871.20
Defaulted Amount                                       6,153,434.06        4,947,434.45      1,205,999.61

Ending Invested / Transferor Amounts               1,143,225,907.52      920,000,000.00    223,225,907.52


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                      Class A             Class B         Interest                  Total
--------------------------------------                      -------             -------        ----------                 -----

Principal Funding Account                                      0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00              0.00                  0.00
Reserve Draw Amount                                            0.00                0.00              0.00                  0.00
Available Reserve Account Amount                               0.00                0.00              0.00                  0.00
Reserve Account Surplus                                        0.00                0.00              0.00                  0.00

Coupon  March 17, 2003 to April 14, 2003                    1.3900%             1.6800%           2.3800%
Monthly Interest Due                                     849,869.17           99,605.33        167,565.22          1,117,039.72
Outstanding Monthly Interest Due                               0.00                0.00              0.00                  0.00
Additional Interest Due                                        0.00                0.00              0.00                  0.00
Total Interest Due                                       849,869.17           99,605.33        167,565.22          1,117,039.72
Investor Default Amount                                4,081,633.42          395,794.76        470,006.27          4,947,434.45
Investor Monthly Fees Due                              1,265,000.00          122,666.67        145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              6,196,502.59          618,066.76        783,238.16          7,597,807.51

Reallocated Investor Finance Charge Collections                                                                   15,416,548.50
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        13.8450%
Base Rate                                                                                                               3.6259%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions                Class A             Class B         Interest                  Total
--------------------------------------------                -------             -------        ----------                 -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00
Interest Distributions                                   849,869.17           99,605.33        167,565.22          1,117,039.72
Principal Deposits - Prin. Funding Account                     0.00                0.00              0.00                  0.00
Principal Distributions                                        0.00                0.00              0.00                  0.00
Total Distributions                                      849,869.17           99,605.33        167,565.22          1,117,039.72
Ending Certificates Balance                          759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $167,565.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $167,565.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,718,652.51

       a. Class A Monthly Interest:                               $849,869.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,081,633.42
       e. Excess Spread:                                        $7,787,149.92

   2.  Class B Available Funds:                                 $1,233,323.88

       a. Class B Monthly Interest:                                $99,605.33
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,133,718.55

   3.  Collateral Available Funds:                              $1,464,572.11

       a. Excess Spread:                                        $1,464,572.11

   4.  Total Excess Spread:                                    $10,385,440.58

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              80.4012%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $223,844,611.26

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:        $ 179,973,740.06

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $179,973,740.06

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,947,434.45

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $184,921,174.51

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $87,400,000.00

   2.  Required Collateral Invested Amount                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $184,921,174.51

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                          $10,385,440.58
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $395,794.76
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $167,565.22
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $470,006.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,818,740.99

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6259%
       b. Prior Monthly Period                                        3.8421%
       c. Second Prior Monthly Period                                     N/A

   2.  Three Month Average Base Rate                                      N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     13.8450%
       b. Prior Monthly Period                                       13.7753%
       c. Second Prior Monthly Period                                     N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              N/A


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